UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 29, 2005

MTS SYSTEMS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-2382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 29, 2005, the Board of Directors of MTS Systems Corporation (the “Company”) adopted an amendment to the Company’s Bylaws to add a new Section 9 to Article II to allow a director to give advance written consent or opposition to a proposal to be acted on at a meeting of the Board of Directors. The Bylaw amendment became effective immediately upon its adoption by the Board of Directors. The text of the Company’s Bylaws in their entirety reflecting the amendment adding Section 9 to Article II is set forth in Exhibit 3.1 to this Form 8-K.

Item 9.01.   Financial Statements and Exhibits

(c) Exhibits

Exhibit 3.1 – Bylaws of MTS Systems Corporation, as amended through November 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MTS SYSTEMS CORPORATION (Registrant)

Date: December 2, 2005	By:	/s/ Susan E. Knight
Susan E. Knight Vice President and Chief Financial Officer

MTS SYSTEMS CORPORATION
FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Bylaws of MTS Systems Corporation, as amended through November 29, 2005.